UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2024

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None*

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PRETQ	*
Series B Preferred Shares, par value $0.01 per share	PRETLQ	*
Series C Preferred Shares, par value $0.01 per share	PRETMQ	*
Series D Preferred Shares, par value $0.01 per share	PRETNQ	*

*	Pennsylvania Real Estate Investment Trust’s securities began trading exclusively on the over-the-counter market on December 16, 2022.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

As previously reported in its Current Report on Form 8-K filed on December 14, 2023, on December 10, 2023, Pennsylvania Real Estate Investment Trust (“PREIT” or the “Company”) and certain of its direct and indirect affiliates (collectively, the “Company Parties” and together with PREIT, the “Debtors”) filed voluntary petitions (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) with a prepackaged chapter 11 plan as contemplated by the Restructuring Support Agreement, dated December 7, 2023 (the “RSA”). The Chapter 11 Cases are jointly administered under the caption In re Pennsylvania Real Estate Investment Trust, et al., Case No. 23-11974. The Debtors continue to operate their businesses as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Confirmation of the Plan of Reorganization

As contemplated in the RSA, on December 11, 2023, the Debtors filed the Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and Its Debtor-Affiliates. On January 16, 2024, the Debtors filed the Modified Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and Its Debtor-Affiliates [Docket No. 168] (as amended, modified or supplemented from time to time, the “Plan”), a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K. Capitalized terms used but not defined in this Current Report on Form 8-K have meanings ascribed to such terms in the Plan.

On January 23, 2024, the Bankruptcy Court entered an order [Docket No. 193] (the “Confirmation Order”), confirming the Plan. A copy of the Confirmation Order is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Notwithstanding the entry of the Confirmation Order, consummation of the Plan (referred in the Plan as the “Effective Date”) remains subject to the satisfaction, or waiver with the consent of the Requisite Consenting Lenders, of various conditions precedent set forth in the Plan. The Debtors anticipate that the Effective Date will occur on or before February 15, 2024; however, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective.

Material Features of the Plan

The following is a summary of the material terms of the Plan. This summary highlights only certain material substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, the definitive documents implementing the Plan and the Confirmation Order.

The Plan contemplates that the Debtors will continue their day-to-day operations substantially as currently conducted and that all of their commercial and operational contracts will remain in effect in accordance with their terms preserving the rights of all parties.

On the Effective Date, all amounts due under the Prepetition Second Lien Credit Agreement (totaling approximately $727 million) will be equitized in exchange for 65% of the newly issued common stock in reorganized PREIT (referred in the Plan as the “New Common Stock”), subject to dilution by the Management Incentive Plan (“MIP”) to be developed by the board of directors of reorganized PREIT following the Effective Date (the “Reorganized Debtors”). Also on the Effective Date, all amounts due under the Prepetition First Lien Credit Agreement (totalling about $420.1 million) and under the DIP Facility (totalling $60 million) will be rolled into the Exit Facility (as defined below).

As a result, upon the Effective Date, the capital structure of the Reorganized Debtors will consist of (i) up to $75 million in availability under the first lien senior secured revolving credit facility (the “Revolving Exit Facility”); (ii) an approximately $480 million first lien secured term loan credit facility (the “TL Exit Facility” and together with the Revolving Exit Facility, the “Exit Facility”); and (iii) reinstated secured property-level debt guaranties (unless otherwise released in connection with amendments to such secured property-level debt facilities). The Debtors’ general unsecured claims will either be satisfied in full or reinstated and payable in the ordinary course of business of the Reorganized Debtors. The terms of the Exit Facility are described below under “Exit Facility.”

On or around the Effective Date, given the satisfaction of the Equity Distribution Conditions, holders of the Existing Equity Interests (including the OP Units as defined below) will receive their pro rata share of a gift carved out of and provided by the holders of Prepetition Second Lien Claims from their recoveries under the Plan. The aggregate amount of the gift to be distributed to holders of the Existing Equity Interests pursuant to Equity Distribution Allocation set forth in the Plan is $10 million (less the Equity Costs defined in Article I.45 of the Plan).

On the Effective Date, all classes of preferred and common securities issued by the Company (referred to in the Plan as the “Existing Equity Interests”) will be cancelled and thereafter deregistered, at which time PREIT will cease to be a publicly traded company. On the Effective Date, the limited partnership units in the operating partnership of PREIT Associates, L.P. issued to third parties (the “OP Units”) will also be cancelled.

As described above, on the Effective Date, all amounts due under the Prepetition Second Lien Credit Agreement will be equitized in exchange for 65% of the New Common Stock (subject to dilution by the MIP). As set forth in that certain Backstop Commitment Agreement, executed by and among the Exit Facility Backstop Parties (which ended up being 100% of the holders of the Prepetition Second Lien Claims) and the Debtors on December 20, 2023, the Exit Facility Backstop Parties (or their designees) will receive 35% of the New Common Stock issued on account of the Exit Facility Backstop Commitment Premium (referred to in the Plan as the “Put Option Securities”). The New Common Stock to be issued pursuant to the Plan will be issued pursuant to one of the following exemptions from the registration requirements of the Securities Act of 1933, as amended: the New Common Stock (other than the MIP New Common Stock and Put Option Securities) under section 1145 of the Bankruptcy Code, which generally exempts from such registration requirements the issuance of certain securities under a plan of reorganization, and the MIP New Common Stock and Put Option Securities, under section 4(a)of the Securities Act of 1933, as amended.

There was no specific number of the New Common Stock reserved for future issuance in respect of claims and interests filed and allowed under the Plan. The New Common Equity is not expected to be listed on any national securities exchange or registered with the Securities and Exchange Commission.

Unless otherwise specified, the treatment set forth in the Plan and Confirmation Order will be in full satisfaction of all claims against and interests in the Debtors, which will be discharged on the Effective Date.

Additional information regarding the classification and treatment of claims and interests can be found in Article II of the Plan (Administrative Claims and Priority Tax Claims) and Article III of the Plan (Classification and Treatment of Claims and Interests).

Exit Facility

On the Effective Date, the Reorganized Debtors will enter into the Exit Facility. The Exit Facility will consist of two separate facilities: (i) the Revolving Exit Facility and (ii) the TL Exit Facility, as described in more detail below. Upon the Effective Date, the TL Exit Facility will refinance the Debtors’ DIP Facility and the Prepetition First Lien Loan.

The TL Exit Facility will have a five-year maturity. The Revolving Exit Facility shall mature 91 days prior to the maturity date of the TL Exit Facility. The Exit Facility will be repayable in full at maturity, subject to optional and mandatory prepayment provisions.

The interest rate spread under the Exit Facility will be (i) in the case of the Revolving Exit Facility, Term SOFR (subject to a 0.00% per annum floor) plus 5.50% per annum or alternate base rate loans (subject to a 1.00% per annum floor) plus 4.50% per annum and (ii) in the case of the TL Exit Facility, Term SOFR (subject to a 0.00% per annum floor) plus 7.00% per annum or alternate base rate loans (subject to a 1.00% per annum floor) plus 6.00% per annum. Default interest for the Exit Facility will be at a nondefault alternate base rate interest rate spread plus 2.00%.

The Exit Facility will be secured by, in each case subject to certain limitations and exceptions set forth in the documents governing the Exit Facility, substantially the same collateral package as currently secures the Prepetition First Lien Facility (which includes liens on all personal property of the borrowers and the guarantors thereunder, including deposit account control agreements, direct and indirect equity interests in entities owning certain real property (collectively, the “Borrowing Base Properties”), and first-lien mortgages on the Borrowing Base Properties), which includes pledges of direct and indirect ownership interests in each borrower and all subsidiaries and joint ventures of the borrowers (collectively, the “Collateral”). The Exit Facility will be secured by a first lien on the Collateral.

The Exit Facility will contain standard and customary conditions precedent, covenants and events of default for real estate secured transactions. In addition, the Exit Facility will include a financial covenant related to minimum liquidity.

Settlement, Releases and Exculpations

The Plan incorporates an integrated compromise and settlement of claims with the parties to the RSA to achieve a beneficial and efficient resolution of the Chapter 11 Cases. Unless otherwise specified, the settlement, distributions, and other benefits provided under the Plan, including the releases and exculpation provisions included therein, are in full satisfaction of all claims and causes of action that could be asserted as set forth in Article VIII of the Plan.

The Plan provides releases and exculpations for the benefit of the Debtors, certain of the Debtors’ claimholders, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in Article VIII of the Plan (Settlement, Release, Injunction and Related Provisions).

Post-Emergence Governance and Management

On the Effective Date, except as contemplated by the Plan or the documents to be executed in connection with the Plan, each of the Reorganized Debtors will continue to exist after the Effective Date as a separate corporate entity, limited liability company, partnership or other form, as the case may be, pursuant to the applicable law in the jurisdiction in which each applicable Debtor is incorporated or formed and pursuant to the Governance Documents in effect prior to the Effective Date, except to the extent such Governance Documents are amended under the Plan or otherwise.

As of the Effective Date, the term of the current members of the Existing Board will be deemed expired and the existing members of the Board of Trustees of PREIT will have resigned. The New Board will initially consist of Vishal Chanani, Joe F. Coradino and Eric Hsiao. As of the Effective Date, the current officers of the Debtors will continue to serve as officers of Reorganized PREIT, namely: Joe F. Coradino as Chairman and Chief Executive Officer; Joseph J. Aristone as Executive Vice President, Head of Leasing; Andrew M. Ioannou as Executive Vice President, Finance and Acquisitions; Lisa M. Most as Executive Vice President, General Counsel, Chief Compliance Officer, and Secretary; Sathana Semonsky as Senior Vice President and Chief Accounting Officer; and Mario C. Ventresca, Jr. as Executive Vice President and Chief Financial Officer.

Share Information

As of December 31, 2023, PREIT had 3,450,000 Series B Preferred Shares, par value $0.01 per share, 6,900,000 Series C Preferred Shares, par value $0.01 per share, 5,000,000 Series D Preferred Shares, par value $0.01 per share, 5,341,000 common shares, par value $1.00 per share, and approximately 68,000 OP Units (on an as-converted to common shares basis) issued and outstanding. As disclosed above, on or around the Effective Date, each such Existing Equity Interest will be cancelled and deregistered as applicable.

Assets and Liabilities

Information regarding the assets and liabilities of PREIT as of the most recent practicable date is hereby incorporated by reference to PREIT’s Quarterly Report on Form 10-Q for the period ended September 30, 2023, filed with the Securities and Exchange Commission on November 14, 2023. This information should not be viewed as indicative of future results.

Cautionary Statements Related to Forward Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical, including statements regarding future financial condition and operating results, legal, economic, business, competitive and/or regulatory factors affecting the Company’s businesses, and any other statements regarding events or developments the Company believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the bankruptcy process, including the ability of the Debtors to consummate the Plan within the Debtors’ currently expected timeline or at all; the consummation of the transactions contemplated by the RSA, including the ability of the parties to negotiate definitive agreements with respect to the matters covered by the term sheets included in the RSA, the occurrence of events that may give rise to a right of any of the parties to terminate the RSA; the ability to maintain relationships with the Debtors’ suppliers, customers, employees and other third parties as a result of, and following any emergence upon completion of the Chapter 11 Cases; the Debtors’ ability to generate sufficient cash to service indebtedness; developing, funding and executing the Debtors’ business plan and ability to continue as a going concern; the Debtors’ capital structure upon completion of the Chapter 11 Cases; changes in the Debtors’ business strategy and performance; the Company’s tax treatment by the Internal Revenue Service under Section 7874 and Section 382 of the Internal Revenue Code of 1986, as amended; the Company’s ability to maintain its REIT status after emergence from the Chapter 11 Cases; governmental investigations and inquiries, regulatory actions and lawsuits, in each case related to the Debtors’ or their respective officers; the Company’s and its subsidiaries’ ability to achieve expected benefits from their restructuring activities; the COVID-19 global pandemic and the public health and governmental response, which have created periods of significant economic disruptions and also have and may continue to exacerbate many of the risks listed herein and may lead to short-term and long-term changes in consumer behavior; changes in the retail and real estate industries, including bankruptcies, consolidation and store closings, particularly among anchor tenants; changes in economic conditions, including unemployment rates and its effects on consumer confidence and spending, supply chain disruptions, the inflationary environment, uncertainty caused by geopolitical conditions, the potential for economic slowdown or recession and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions; the Debtors’ inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise; the Debtors’ ability to sell properties that they seek to dispose of, which may be delayed or prevented by, among other things, the failure to obtain zoning, occupancy and other governmental approvals and permits or, to the extent required, approvals of other third parties; potential losses on impairment of certain long-lived assets, such as real estate, including losses that the Debtors might be required to record in connection with any disposition of assets; the Debtors’ ability to maintain and increase property occupancy, sales and rental rates; increases in operating costs that cannot be passed on to tenants, which may be exacerbated in the current inflationary environment; the effects of online shopping and other uses of technology on the Debtors’ retail tenants which may lead to reduction in demand for rental space; risks related to the Debtors’ development and redevelopment activities, including delays, cost overruns and the Debtors’ inability to reach projected occupancy or rental rates; social unrest and acts of vandalism or violence at malls, including the Debtors’ properties, or at other similar spaces, and the potential effect on traffic and sales; restrictions on the Debtors’ operations contained in the agreements governing the Debtors’ indebtedness; the Debtors’ variable rate indebtedness; future changes to U.S. tax laws or the impact of disputes with governmental tax authorities; and the risks, uncertainties and factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023, June 30, 2023 and September 30, 2023, as filed with the SEC and available on the Company’s website at www.preit.com and http://www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Modified Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and Its Debtor-Affiliates

99.1	Confirmation Order for Modified Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and Its Debtor-Affiliates

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: January 29, 2024	By:	/s/ Lisa Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel